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                                                                 EXHIBIT 10.5(b)

                                      AAMES
                              FINANCIAL CORPORATION

                                  JOSEPH MAGNUS

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                1998 -1999 EXECUTIVE INCENTIVE COMPENSATION PLAN

PLAN STRUCTURE

 o The Plan will pay a cash bonus to participating executives, based on the achievement of both the company performance objective and established individual performance objectives.

 o The Compensation Committee will ratify or approve performance objectives annually for the five highest paid executives to the extent they participate in the Plan, subject to amendments from time to time by the CEO. The CEO will establish individual performance objectives for all other Plan participants.

 o Company performance objectives will be established based on the Company budget.

 o The CEO will distribute company and individual performance objectives to each participating executive. Each individual performance objective will be assigned a percentage weight, with the total of the individual performance weight equaling 100%.

CALCULATIONS

 o    Your 1998-1999 base salary is $200,000.00.

 o Your annualized target bonus for the 1998 -1999 fiscal year is $200,000.00. Your bonus payout is calculated using this formula:

                  A = Your Target bonus amount
                  B = The achieved percent of the company performance objective C = The Total achieved percent of your individual performance objectives
                                    A x B x C = Bonus payout

o When calculating the Total achieved percent of your individual performance objectives, any performance objective not yet achieved will count as "zero" until the objective has been completed.

AWARDS

o If you achieve less than 70% of your established individual performance objectives, no bonus will be paid under the Plan. A bonus may be paid on a discretionary basis, but in no event in an amount greater than the result of A x B x C, where C is no greater than the achieved percent of your individual performance objectives.

o If the company achieves less than 70% of its performance objective, no bonus will be paid under the Plan. A bonus may be paid on a discretionary basis.

o At its discretion the Compensation Committee of the Board of Directors may choose to reward exceptional performance by increasing your target bonus amount up to 25%.

o If you voluntarily terminate your employment or are terminated for cause prior to the payout you will not be eligible for a bonus award (or as required pursuant to any individual employment agreements).

                                  - Continued -

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Initial

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                                  JOSEPH MAGNUS
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            1998 -1999 EXECUTIVE INCENTIVE COMPENSATION PLAN - PAGE 2


YOUR PARTICIPATION IN THE PLAN

o The company's performance objective and your individual performance objectives with their corresponding percentage weights are attached.

PAYMENT UNDER THE PLAN

o Payout under the Plan will be made quarterly, with an annual adjustment made following the close of the fiscal year. Any payout will be paid on the fifth business day following the filing of the company's quarterly or annual report (Forms 10-Q or 10-K) with the SEC.


                                  - Continued -

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                                  JOSEPH MAGNUS
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            1998 -1999 EXECUTIVE INCENTIVE COMPENSATION PLAN - PAGE 3

COMPANY PERFORMANCE OBJECTIVE:         QUARTERLY AND ANNUAL NET INCOME PER SHARE
                                       (PER "BLUE BOOK")
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INDIVIDUAL PERFORMANCE OBJECTIVES
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PROVIDE MONTHLY REPORTS ON LOAN PERFORMANCE BY CHANNEL OF ORIGINATION        10%
BY JULY 1, 1998.
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ASSUME FULL RESPONSIBILITY FOR SUCCESSFUL COMPLETION OF QUARTERLY            10%
SECURITIZATIONS EFFECTIVE IMMEDIATELY.
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DEVELOP, INSTALL AND MAINTAIN UNIFORM PRICING MODELS FOR ALL CHANNELS        10%
OF ORIGINATION BY JULY 1, 1998.
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IDENTIFY HEDGE STRATEGY AND COSTS (INCLUDING PIPELINE AND I/O)               10%
BY SEPTEMBER 1, 1998.
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DEVELOP, IMPLEMENT AND MAINTAIN WEEKLY PRICING AND PRODUCT SHEETS FOR        20%
CORRESPONDENT AND RETAIL DIVISIONS BY JULY 1, 1998.
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DEVELOP AND MAINTAIN QUARTERLY ANALYSIS OF LOAN LOSSES (INCLUDING            10%
ADEQUACY OF RESERVE) BY SEPTEMBER 1, 1998.
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REVIEW, CRITIQUE AND ASSIST SALES EXECUTIVES WITH NEW PRODUCT DEVELOPMENT.   10%
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DEVELOP, INSTALL AND MAINTAIN LOAN LEVEL VALUATION MODEL CONCURRENT          10%
WITH LOS IMPLEMENTATION.
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DEVELOP, INSTALL AND MAINTAIN AUTOMATED UNDERWRITING SYSTEM FOR RETAIL       10%
DIVISION BY MARCH 30, 1999.
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                                                           TOTAL            100%
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SIGNATURE OF CHIEF EXECUTIVE OFFICER        SIGNATURE OF EXECUTIVE


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DATE                                        TITLE OF EXECUTIVE


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